Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SHF Holdings, Inc. on Form 10-Q for the annual period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terrance E. Mendez, Chief Executive and Financial Officer of SHF Holdings, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2025	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer)

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SHF Holdings, Inc. on Form 10-Q for the annual period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas Beck, Principal Accounting Officer of SHF Holdings, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2025	/s/ Douglas Beck
Douglas Beck
Senior Vice President of Finance, Controller
(Principal Accounting Officer)